U.S. SECURITIES AND EXCHANGE

COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d) OF THE

SECURITIES EXCHANGE ACT OF 1934

Date of Report: March 1, 2016 (February 27, 2016)

(Date of earliest event reported)

ALBANY INTERNATIONAL CORP.

(Exact name of registrant as specified in its charter)

Delaware	1-10026	14-0462060

State or other jurisdiction	(Commission	(I.R.S. Employer
of incorporation)	File Number)	Identification No.)

216 Airport Drive, Rochester, New Hampshire, 03867

(518) 445-2200

(Address and telephone number of the registrant's principal executive offices)

None.

(Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

|_| Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

|_| Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

|_| Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

|_| Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13a-4(c))

Item 1.01 Entry into a Material Definitive Agreement

On February 27, 2016, Albany International Corp. (“Albany”) entered into a definitive stock purchase agreement (the “Stock Purchase Agreement”) with Harris Corporation (“Harris”) and Blue Falcon I Inc. (the “Company”), a wholly owned subsidiary of Harris, to acquire all of the issued and outstanding stock of the Company (the “Transaction”) for $210 million, including the assumption of a $23 million capital lease, subject to a post-closing working capital adjustment. Prior to consummation of the Transaction, Harris will cause to be transferred to a wholly owned subsidiary of the Company (the “Reorganization”) certain assets and liabilities primarily related to its composite aerostructures business (the “Business”).

The Stock Purchase Agreement contains customary representations and warranties by Harris and Albany for a transaction of this type. The Stock Purchase Agreement also contains certain covenants, including a covenant providing for each of the parties to use reasonable best efforts (subject to certain exceptions) to cause the Transaction to be consummated and a covenant requiring Harris to conduct its operation of the Business in all material respects according to the ordinary course of business consistent with past practice during the period between the execution of the Stock Purchase Agreement and the closing of the Transaction, subject to certain exceptions.

The obligations of the parties to consummate the Transaction are subject to the satisfaction (or waiver, if applicable) of various closing conditions, including (i) the expiration or termination of the applicable waiting period under the Hart-Scott-Rodino Antitrust Improvements Act of 1976, as amended, (ii) the absence of any injunction, order or law prohibiting the Transaction, (iii) the accuracy of the representations and warranties of the other party contained in the Stock Purchase Agreement (subject to certain materiality qualifications), (iv) the other party’s compliance with or performance of the covenants and agreements in the Stock Purchase Agreement in all material respects, (v) the completion of the Reorganization in all material respects and (vi) certain other closing conditions. The consummation of the Transaction is not subject to any financing condition. The transaction is expected to close by the end of the first quarter or early second quarter of 2016.

The Stock Purchase Agreement also contains certain rights to terminate the agreement prior to closing, including that, (a) the parties may terminate by mutual consent and (b) either party will have the right to terminate the transaction if (i) the closing has not occurred on or before June 27, 2016 (subject to a 60 day extension under certain circumstances), (ii) a governmental entity takes an action or issues an order, decree or ruling prohibiting the Transaction, which has become final and non-appealable, or (iii) if the other party breaches the Stock Purchase Agreement (under certain circumstances). Subject to certain limitations and conditions set forth in the Stock Purchase Agreement, Albany and Harris have agreed to indemnify each other for, among other things, breaches of representations, warranties and covenants contained in the Stock Purchase Agreement, taxes and certain other liabilities.

The foregoing description of the Stock Purchase Agreement and the transactions contemplated thereby is not intended to be complete and is qualified in its entirety by reference to the full text of the Stock Purchase Agreement, which is attached hereto as Exhibit 2.1 and the contents thereof are incorporated herein by reference.

The Stock Purchase Agreement has been included solely to provide investors and security holders with information regarding their respective terms. The Stock Purchase Agreement is not intended to be a source of financial, business or operation information about Albany, Harris or their respective subsidiaries or affiliates. The representations, warranties and covenants contained in the Stock Purchase Agreement are made only for purposes of the Transaction and are made as of specific dates; are solely for the benefit of the parties thereto; may be subject to qualifications and limitations agreed upon by the parties in connection with negotiating the terms of the Stock Purchase Agreement, including being qualified by confidential disclosures made for the purpose of allocating contractual risk between the parties instead of establishing matters as facts; and may be subject to standards of materiality applicable to the contracting parties that differ from those applicable to investors or security holders. Investors and security holders should not rely on the representations, warranties and covenants or any description thereof as characterizations of the actual state of facts or conditions of Albany, Harris or their respective subsidiaries or affiliates. Moreover, information concerning the subject matter of the representations, warranties and covenants may change after the date of the Stock Purchase Agreement, which subsequent information may or may not be fully reflected in public disclosures.

Item 8.01 – Other Events

On February 29, 2016, Albany issued a news release announcing that it has entered into a definitive agreement with Harris and the Company to acquire all of the issued and outstanding stock of the Company.

A copy of the news release is attached hereto as Exhibit 99.1 and the contents thereof are incorporated by reference herein.

Item 9.01 – Financial Statements and Exhibits

(d) Exhibits

2.1	Stock Purchase Agreement dated as of February 27, 2016, by and among Albany, Harris and the Company.†

99.1	News Release, dated February 29, 2016, issued by Albany (incorporated by reference to Exhibit 99.1 to Albany’s February 29, 2016 Current Report on Form 8-K).

† Schedules, annexes and/or exhibits have been omitted pursuant to Item 601(b)(2) of Regulation S-K. Albany undertakes to furnish supplemental copies of any omitted schedules, annexes or exhibits upon request by the U.S. Securities and Exchange Commission.

Signature

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

ALBANY INTERNATIONAL CORP.

By:	/s/ John B. Cozzolino

Name:	John B. Cozzolino
Title:	Chief Financial Officer and Treasurer
(Principal Financial Officer)

Date: March 1, 2016

EXHIBIT INDEX

Exhibit No.	Description
2.1	Stock Purchase Agreement dated as of February 27, 2016, by and among Albany, Harris and the Company. †
99.1	News Release, dated February 29, 2016, issued by Albany (incorporated by reference to Exhibit 99.1 to Albany’s February 29, 2016 Current Report on Form 8-K).

† Schedules, annexes and/or exhibits have been omitted pursuant to Item 601(b)(2) of Regulation S-K. Albany undertakes to furnish supplemental copies of any omitted schedules, annexes or exhibits upon request by the U.S. Securities and Exchange Commission.